UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  May 26, 2006

DE BEIRA GOLDFIELDS INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-51707	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1530 Duthie Avenue, Burnaby, British Columbia, Canada		V5A 2R6
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (604) 729-5091

n/a
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 5.01. Changes in Control of Registrant.

On May 24, 2006, there was a change in control in the voting shares of De Beira. The basis of the change in control was a cancellation of 20 million shares, which were returned to treasury, and a transfer of shares from one controlling shareholder to another.

Michel Fronzo, as a result of the change of Mr. Fronzo’s role with De Beira, agreed to return 20,000,000 of his shares to the Company for cancellation which represented 42.6% of the issued and outstanding shares of common stock in the capital of De Beira. Mr. Fronzo also reached an agreement to sell in a private transaction 4,000,000 of his remaining shares to Reginald N. Gillard for his role as De Beira’s new President. As a result of the share cancellation and the share transfer, Mr. Fronzo and Mr. Gillard each own 4,000,000 shares of common stock in the capital of De Beira, which each represents 14.8% of the issued and outstanding shares of common stock in the capital of De Beira.

Prior to the cancellation of shares and the transfer of shares, no shareholder beneficially owned 5% or more of the issued and outstanding shares of common stock, with the exception of Mr. Fronzo, who owned 59.6% of the issued and outstanding shares of common stock.

Item 8.01. Other Events.

On May 23, 2006, De Beira Goldfields Inc. increased its financing to $2 million and raised the offering price to $4.20 per share. A press release regarding the increase was issued on May 23, 2006. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

On May 24, 2006, De Beira Goldfields Inc. identified the investor in the $2 million financing at the offering price of $4.20 per share. A press release regarding the increase was issued on May 24, 2006. A copy of this press release is attached as Exhibit 99.2 and hereby incorporated by reference.

On May 25, 2006, De Beira Goldfields Inc. announced the cancellation and return to treasury of 20 million shares. De Beira currently has 27 million shares of common stock issued and outstanding. A press release regarding the cancellation of shares was issued on May 25, 2006. A copy of this press release is attached as Exhibit 99.3 and hereby incorporated by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
99.1	Press release dated May 23, 2006 announcing the increase in financing and share price	Included
99.2	Press release dated May 24, 2006 announcing the investor in the financing	Included
99.3	Press release dated May 25, 2006 announcing the cancellation of 2 million shares	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, De Beira Goldfields Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

DE BEIRA GOLDFIELDS INC.

By:/s/ Reg Gillard
Dated: May 26, 2006
Reg Gillard - CEO & President

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DE BEIRA GOLDFIELDS INC.
30 Ledgar Road, Balcatta 6021
Perth, Western Australia, Australia
Tel: +61 (08) 9240 1377 - Fax: +61 (08) 9240 2406

Press Release

DE BEIRA INCREASES FINANCING TO US$2,000,000 AND INCREASES PRICE TO US$4.20 PER SHARE

Perth, Western Australia, Australia - May 23, 2006 - DE BEIRA GOLDFIELDS INC. (“DE BEIRA” or the “Company”) (NASD OTCBB: DBGF; Frankfurt: D1Q; WKN: A0JDS0) is pleased to announce it has increased it’s previously reported private placement to 476,190 common shares at a price of US$4.20 per share for total gross proceeds of $2,000,000.

Reg Gillard, President, commented, "Our financing was oversubscribed immediately due to tremendous interest in the company’s activities, we are very pleased to be able to increase the size and price of the financing to accommodate our investors and shareholders.”

DE BEIRA will use the funds to complete the due diligence and acquisition of the Titiribi Gold project in Colombia and for general working capital.

About DE BEIRA GOLDFEILDS INC.

DE BEIRA is a Nevada based mineral exploration company. The Company has recently initiated a new program to evaluate undervalued assets for potential addition to its mineral claim portfolio.

The Copmay has recently entered into an agreement to earn up to 70% interest in the Titiribi Gold / Copper project in Colombia, South America. The agreement with the Goldplata Group of companies allows De Beira to earn an initial interest of 65% by sole funding US$8 million exploration expenditure within a 3 year period. After earning 65%, De Beira can elect to sole fund further expenditure in order to earn another 5% (giving it a total interest of 70%). The additional interest will be earned upon the earlier of completing a bankable feasibility study or spending a further US$12 million, both within a period of no more than 3 years.

The Titiribi Mining District is located 70km southeast of Medellin, Colombia. It comprises an important historic gold - silver producing region with excellent infrastructure and a mining history extending over the last 200 years.

Mining operations focussed historically on high grade (>15g/t Au) gold - silver replacement mantos and fault controlled veins hosted within sedimentary rocks.

Limited modern exploration was undertaken by various companies (Ace Resources Ltd and Goldfields of South Africa) who during the period of sub US$300 gold price delineated a low grade Au-Cu resource. Goldfields drilled 2,500m and estimated a drill indicated resource (not to F43 101) of 220 million tonnes @ ~ 1g/t Au (Au + Cu equivalent) for ~ 7 million oz (porphyry associated Au-Cu-Ag-Mo mineralisation).

As an exploration project the Titiribi area can be considered an under explored, district scale mineral system with a long term proven high grade production history. As high grade (>15g/t Au) mining ceased in the late 1930s’, there is significant potential, with modern methods, to delineate resources with grades of up to 5 g/t Au which in present circumstances could be converted to mineable deposits.

The Company has identified several target zones for an immediate drilling program, and expects to fast track the drilling programs subject to completion of a 30 day due diligence period.

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This Press Release may contain, in addition to historical information, forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections or implied results. Please refer to DE BEIRA’s filings with the Securities and Exchange Commission for a summary of important factors that could affect DE BEIRA’s forward-looking statements. DE BEIRA undertakes no obligation to revise these statements following the date of this press release.

DE BEIRA GOLDFEILDS INC.

Per: “Reg Gillard”
_____________________________
Reg Gillard, Director

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DE BEIRA GOLDFIELDS INC.
30 Ledgar Road, Balcatta 6021
Perth, Western Australia, Australia
Tel: +61 (08) 9240 1377 - Fax: +61 (08) 9240 2406

Press Release

DE BEIRA IDENTIFIES KLAUS ECKHOF, PRESIDENT AND DIRECTOR OF MOTO GOLDMINES AS INVESTOR OF US$2,000,000 at US$4.20 PER SHARE

Perth, Western Australia, Australia - May 24, 2006 - DE BEIRA GOLDFIELDS INC. (“DE BEIRA” or the “Company”) (NASD OTCBB: DBGF; Frankfurt: D1Q; WKN: A0JDS0) is pleased to announce that Klaus Eckhof, President and Director of MOTO Goldmines will invest US$2,000,000 in the Company’s previously reported private placement at US$4.20 per share.

“It’s a pleasure to support Reg Gillard in his latest exploration and mining ventures in the unexplored Colombian Andes,” commented Klaus Eckhof. “In the past 19 years we have worked together very successfully in Australia and in particular, frontier countries like Ghana or the Congo where the first mover status has always been very fruitful. With a view to develop a significant resource in Colombia and other acquisitions looming, I am very pleased to become a shareholder in Debeira Goldfields.”

About DE BEIRA GOLDFIELDS INC.

DE BEIRA is a Nevada based mineral exploration company. The Company has recently initiated a new program to evaluate undervalued assets for potential addition to its mineral claim portfolio.

The Company has recently entered into an agreement to earn up to 70% interest in the Titiribi Gold / Copper project in Colombia, South America. The agreement with the Goldplata Group of companies allows De Beira to earn an initial interest of 65% by sole funding US$8 million exploration expenditure within a 3 year period. After earning 65%, De Beira can elect to sole fund further expenditure in order to earn another 5% (giving it a total interest of 70%). The additional interest will be earned upon the earlier of completing a bankable feasibility study or spending a further US$12 million, both within a period of no more than 3 years.

The Titiribi Mining District is located 70km southeast of Medellin, Colombia. It comprises an important historic gold - silver producing region with excellent infrastructure and a mining history extending over the last 200 years.

Mining operations focussed historically on high grade (>15g/t Au) gold - silver replacement mantos and fault controlled veins hosted within sedimentary rocks.

Limited modern exploration was undertaken by various companies (Ace Resources Ltd and Goldfields of South Africa) who during the period of sub US$300 gold price delineated a low grade Au-Cu resource. Goldfields drilled 2,500m and estimated a drill indicated resource (not to F43 101) of 220 million tonnes @ ~ 1g/t Au (Au + Cu equivalent) for ~ 7 million oz (porphyry associated Au-Cu-Ag-Mo mineralisation).

As an exploration project the Titiribi area can be considered an under explored, district scale mineral system with a long term proven high grade production history. As high grade (>15g/t Au) mining ceased in the late 1930s’, there is significant potential, with modern methods, to delineate resources with grades of up to 5 g/t Au which in present circumstances could be converted to mineable deposits.

The Company has identified several target zones for an immediate drilling program, and expects to fast track the drilling programs subject to completion of a 30 day due diligence period.

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This Press Release may contain, in addition to historical information, forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections or implied results. Please refer to DE BEIRA’s filings with the Securities and Exchange Commission for a summary of important factors that could affect DE BEIRA’s forward-looking statements. DE BEIRA undertakes no obligation to revise these statements following the date of this press release.

DE BEIRA GOLDFEILDS INC.

Per: “Reg Gillard”

_____________________________
Reg Gillard, Director

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DE BEIRA GOLDFIELDS INC.
30 Ledgar Road, Balcatta 6021
Perth, Western Australia, Australia
Tel: +61 (08) 9240 1377 - Fax: +61 (08) 9240 2406

Press Release

DE BEIRA CONFIRMS THE CANCELLATION OF 20,000,000 SHARES

Perth, Western Australia, Australia - May 25, 2006 - DE BEIRA GOLDFIELDS INC. (“DE BEIRA” or the “Company”) (NASD OTCBB: DBGF; Frankfurt: D1Q; WKN: A0JDS0) is pleased to announce that the Company has completed the return and cancellation of 20,000,000 shares to the treasury. These shares were returned to the Company by Michele Fronzo, the former President of DE BEIRA.

As of May 25, 2006 the Company has 27,000,000 shares issued and outstanding on a fully diluted basis.

About DE BEIRA GOLDFIELDS INC.

DE BEIRA is a Nevada based mineral exploration company. The Company has recently initiated a new program to evaluate undervalued assets for potential addition to its mineral claim portfolio.

The Company has recently entered into an agreement to earn up to 70% interest in the Titiribi Gold / Copper project in Colombia, South America. The agreement with the Goldplata Group of companies allows De Beira to earn an initial interest of 65% by sole funding US$8 million exploration expenditure within a 3 year period. After earning 65%, De Beira can elect to sole fund further expenditure in order to earn another 5% (giving it a total interest of 70%). The additional interest will be earned upon the earlier of completing a bankable feasibility study or spending a further US$12 million, both within a period of no more than 3 years.

The Titiribi Mining District is located 70km southeast of Medellin, Colombia. It comprises an important historic gold - silver producing region with excellent infrastructure and a mining history extending over the last 200 years.

Mining operations focussed historically on high grade (>15g/t Au) gold - silver replacement mantos and fault controlled veins hosted within sedimentary rocks.

Limited modern exploration was undertaken by various companies (Ace Resources Ltd and Goldfields of South Africa) who during the period of sub US$300 gold price delineated a low grade Au-Cu resource. Goldfields drilled 2,500m and estimated a drill indicated resource (not to F43 101) of 220 million tonnes @ ~ 1g/t Au (Au + Cu equivalent) for ~ 7 million oz (porphyry associated Au-Cu-Ag-Mo mineralisation).

As an exploration project the Titiribi area can be considered an under explored, district scale mineral system with a long term proven high grade production history. As high grade (>15g/t Au) mining ceased in the late 1930s’, there is significant potential, with modern methods, to delineate resources with grades of up to 5 g/t Au which in present circumstances could be converted to mineable deposits.

The Company has identified several target zones for an immediate drilling program, and expects to fast track the drilling programs subject to completion of a 30 day due diligence period.

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This Press Release may contain, in addition to historical information, forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections or implied results. Please refer to DE BEIRA’s filings with the Securities and Exchange Commission for a summary of important factors that could affect DE BEIRA’s forward-looking statements. DE BEIRA undertakes no obligation to revise these statements following the date of this press release.

DE BEIRA GOLDFEILDS INC.

Per: “Reg Gillard”

_____________________________
Reg Gillard, Director

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